Exhibit 4.79
FIRST AMENDMENT, CONSENT AND WAIVER TO
AMENDED AND RESTATED
FIRST LIEN CREDIT AND GUARANTY AGREEMENT
     This First Amendment and Consent to Amended and Restated First Lien Credit and Guaranty Agreement (this “Amendment”) is entered into as of September 15, 2008 by and among DTN, Inc., as borrower (“Company”), DTN Holding Company, Inc. (“Holdings”), DTN, LLC, DTN Information Services LLC, DTN HoldCo Corporation and certain subsidiaries of DTN HoldCo Corporation, as guarantors (such entities, collectively, with Holdings, “Guarantors”), General Electric Capital Corporation, as administrative agent (“Agent”) and Lenders signatory hereto.
WITNESSETH:
     WHEREAS, Company, Guarantors, various Lenders and Agent entered into that certain Amended and Restated First Lien Credit and Guaranty Agreement dated as of March 16, 2007 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, pursuant to the Stock Purchase Agreement to be entered into by and among Telvent Export, S.L. (“Purchaser”), a wholly-owned subsidiary of Telvent GIT, S.A. (“Telvent”), Holdings, GSC Recovery IIA, L.P., as sellers’ representative and the stockholders of Holdings party thereto (the “Stock Purchase Agreement”), Purchaser will become the direct owner of 100% of the issued and outstanding shares of Capital Stock of Holdings and in turn the indirect owner of 100% of the issued and outstanding shares of Capital Stock of Company, all as more particularly set forth in the Stock Purchase Agreement and the Share Exchange Agreement (as defined below) (the transactions contemplated by the Stock Purchase Agreement and the Share Exchange Agreement, the “Change of Control Transaction”);
     WHEREAS, the consummation of the Change of Control Transaction would constitute an Event of Default under the Credit Agreement;
     WHEREAS, Company and Holdings have requested Agent’s and Requisite Lenders’ consent to the Change of Control Transaction and in connection therewith have further requested other accommodations and modifications with respect to certain other matters under the Credit Agreement; and
     WHEREAS, Agent and Requisite Lenders are willing to agree to such requests of Company and Holdings on and subject to the terms and conditions set forth below.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

     2. Amendments to Credit Agreement.
          2.1 Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in alphabetical order:
     “First Amendment” means the First Amendment, Consent and Waiver to Amended and Restated First Lien Credit and Guaranty Agreement dated as of September 15, 2008 by and among Company, Guarantors, certain Lenders and Agent.
     “First Amendment Effective Date” has the meaning set forth in the First Amendment.
     “Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Company’s senior secured long-term public debt securities without third-party credit enhancement (it being understood that if the Company does not have any outstanding debt securities of the type described above but has an indicative rating from Moody’s for debt securities of such type, then such indicative rating shall be used for determining the “Moody’s Rating”).
     “S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Company’s senior secured long-term public debt securities without third-party credit enhancement (it being understood that if the Company does not have any outstanding debt securities of the type described above but has an indicative rating from S&P for debt securities of such type, then such indicative rating shall be used for determining the “S&P Rating”).
     “Telvent” has the meaning set forth in the First Amendment.
          2.2 Section 1.1 of the Credit Agreement is hereby further amended by restating the following defined terms in their entirety:
     “Applicable Margin” means, for any day, (i) with respect to Revolving Loans and Tranche C Term Loans that are Eurodollar Rate Loans, a rate per annum equal to (x) 5.00%, if the Company’s S&P Rating and Moody’s Rating is higher than or equal to B+ and B1, respectively, on such day and (y) 5.50%, if the Company’s S&P Rating and Moody’s Rating is lower than B+ and B1, respectively, on such day and (ii) with respect Revolving Loans and Tranche C Term Loans that are Base Rate Loans, a rate per annum equal to (x) 3.75%, if the Company’s S&P Rating and Moody’s Rating is higher than or equal to B+ and B1, respectively, on such day and (y) 4.25%, if the Company’s S&P Rating and Moody’s Rating is lower than B+ and B1, respectively, on such day. The S&P Rating and Moody’s Rating shall be determined from the most recent public announcement of any changes in such S&P Rating and Moody’s Rating. In the event that any New Term Loans are made on the Increased Amount Date, the Applicable Margin for such New Term Loans shall be the rate per annum set forth in the applicable Joinder Agreement.

     “Change of Control” means, at any time,
     (i) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than one or more of the existing shareholders of Holdings or their Affiliates as of the First Amendment Effective Date or Telvent or any direct or indirect wholly-owned Subsidiary of Telvent (1) shall have acquired beneficial ownership of 50.1% or more on a fully diluted basis of the voting interest in the Capital Stock of Holdings or (2) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of Holdings;
     (ii) any Credit Party shall cease to beneficially own and control (either directly or indirectly) at least 100% on a fully diluted basis of the economic and voting interests in the Capital Stock of DTN LLC;
     (iii) any Credit Party shall cease to beneficially own and control (either directly or indirectly) at least 80% on a fully diluted basis of the economic and voting interests in the Capital Stock of DTN Information;
     (iv) any Credit Party shall cease to beneficially own and control (either directly or indirectly) at least 100% on a fully diluted basis of the economic and voting interests in the Capital Stock of DTN Corporation; or
     (v) any Credit Party shall cease to beneficially own and control (either directly or indirectly) 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of Company.
     3. Consent, Waiver and Acknowledgment. Notwithstanding anything in the Credit Agreement and the Credit Documents to the contrary (including, without limitation, the restrictions set forth in Sections 5.10, 6.9, 6.10 and 6.14), Agent and Requisite Lenders hereby agree that Holdings may consummate the Change of Control Transaction and the transactions contemplated by the Stock Purchase Agreement, the Share Exchange Agreement to be entered into by and among Holdings and Annex Holdings I, L.P. (the “Share Exchange Agreement”) and the other documents, instruments and agreements executed or delivered in connection therewith, in each case as in effect as of the First Amendment Effective Date (collectively, the “Change of Control Transaction Documents”). Agent and Requisite Lenders hereby waive any Default or Event of Default that may have arisen from the execution and consummation of the Share Exchange Agreement prior to the First Amendment Effective Date. Agent and Requisite Lenders further acknowledge and agree that the cashless exercise of options to occur in connection with the Change of Control Transaction as contemplated by the Stock Purchase Agreement does not constitute a Restricted Junior Payment.
     4. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent, including, as applicable, Agent’s receipt of the following in form and substance satisfactory to Agent and Agent’s counsel in the sole discretion of Agent, duly executed by all parties thereto (the date on which all such conditions precedent have been satisfied or waived in writing by Agent is referred to as the “First Amendment Effective Date”;

provided that in the event that all such conditions precedent have not been met or waived by Agent by December 15, 2008, any Lender consents received prior to such date shall be deemed to be revoked absent specific Lender authorization to the contrary; provided further, that any fees due and owing with respect to such consents shall be deemed earned and payable to the extent the same have not been already paid):
     (a) Amendment. This Amendment duly executed by the Credit Parties, Agent and Requisite Lenders;
     (b) Change of Control Documents. Fully executed copies of the Change of Control Transaction Documents, certified by an Authorized Officer of Holdings as being true and complete as of the date hereof;
     (c) Consummation of Change of Control Transaction. The Change of Control Transaction shall have been consummated substantially in accordance with the terms of the Change of Control Transaction Documents (without any material amendment thereto or waiver thereunder unless consented to by Agent) and all requirements of law;
     (d) Capital Structure. The capital structure of Holdings and its Subsidiaries shall be acceptable to Agent in its reasonable discretion (it being understood that the capital structure of Holdings and its Subsidiaries set forth on Schedule A* hereto is acceptable to Agent);
     (e) Authorization. Copies of resolutions of the board of directors (or other comparable body) authorizing the execution, delivery and performance by the Credit Parties of this Amendment and the Change of Control Transaction Documents and the transactions contemplated hereunder and thereunder;
     (f) Organizational Documents. All Organizational Documents of each party to the Change of Control Transaction Documents as in effect on the First Amendment Effective Date, certified by an Authorized Officer of such Person as of the First Amendment Effective Date; and a good standing certificate of each such party, in each case to the extent required to be delivered under the Change of Control Transaction Documents;
     (g) Approvals. Satisfactory evidence that Holdings has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Amendment and the consummation of the Change of Control Transaction (as determined pursuant to Section 8.1(a)(v) of the Stock Purchase Agreement); or, an officer’s certificate in form and substance satisfactory to Agent affirming that no such consents or approvals are required;
     (h) Updated Schedules. Revisions of and supplements to the Schedules to the Credit Agreement and the other Credit Documents to the extent necessary to disclose new or changed facts or circumstances after March 16, 2007; provided, that delivery or receipt of such subsequent disclosure shall not constitute a waiver by Agent or any Lender or a cure of any Default or Event of Default resulting in connection with the matters disclosed;

*	Schedule A to this agreement has not been filed with this agreement. Pursuant to Item 601(b)(2) of Regulation S-K, this document is immaterial to an investment decision. A copy of this omitted document will be furnished to the Commission by Telvent upon the Commission’s request.

     (i) Legal Opinions. Reliance letters in favor of Agent and Lenders with respect to those opinions of counsel issued pursuant to the Change of Control Transaction, including, without limitation, any opinions of counsel for Holdings and Purchaser;
     (j) Consent to Assignment. A consent to assignment of Holdings’ rights and remedies under the Change of Control Transaction Documents, including Holdings’ rights and remedies with respect to Purchaser’s and Annex Holdings I, L.P.’s (as the case may be) representations, warranties, covenants and indemnities thereunder;
     (k) Other Documents. Such other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof;
     (l) Fees and Expenses. On or before the First Amendment Effective Date, Telvent shall have deposited with Agent, in immediately available funds, for payment on the First Amendment Effective Date, subject to the effectiveness of this Amendment, to Agent and Lenders, as their interests may appear, all fees, costs and expenses of Agent and Lenders described in the fee letter dated July 11, 2008 by and between Agent and Telvent, as amended (“Fee Letter”), including, without limitation, the “Upfront Fees” referred to therein payable for the account of each Lender which has delivered an executed signature page to this Amendment to the Agent by September 15, 2008 in an amount equal to, for each such Lender, 200 basis points (notwithstanding the reference to 100 basis points in such Fee Letter which is deemed amended hereby with respect to such Actual Fee) times the sum of such Lender’s Revolving Commitment as of September 15, 2008 and such Lender’s outstanding Term Loans as of September 15, 2008 (such actual amount, the “Actual Fee”) (provided, that if the First Amendment Effective Date does not occur on or before September 15, 2008, each such Lender shall be deemed to have earned an amount equal to 10 basis points times the sum of such Lender’s Revolving Commitment as of September 15, 2008 and such Lender’s outstanding Term Loans as of September 15, 2008 (“Interim Fee”), which amount shall be due and payable by Telvent pursuant to the Fee Letter upon demand by Agent; and if the First Amendment Effective Date occurs after September 15, 2008 but before December 15, 2008 such Interim Fee to the extent actually paid shall be credited towards the Actual Fee paid on the First Amendment Effective Date; and
     (m) Term Loan Prepayment. Notwithstanding anything to the contrary contained in Section 2.14(a) of the Credit Agreement, upon the earlier of (i) the consummation of the Change of Control Transaction or (ii) the date on which such payment is due and payable pursuant to the terms of the Credit Agreement, Company shall prepay the Loans as set forth in Section 2.15(b) of the Credit Agreement in an amount not less than $17,900,000 of the Net Asset Sale Proceeds received in connection with the sale of the Capital Stock of iTrade Network, Inc.
     5. Representations and Warranties. Each Credit Party represents and warrants to Agent and Lenders that:

     (a) After giving effect to this Amendment, the representations and warranties of such Credit Party set forth in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
     (b) The execution and delivery by each Credit Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its requisite powers, (ii) have been duly authorized by all necessary corporate or other action, and (iii) are not and will not be in contravention of any governmental rule or regulation applicable to such Credit Party, any of the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of government binding on such Credit Party except to the extent such violation could not be reasonably expected to have a Material Adverse Effect, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Credit Party except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect.
     (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms, except insofar as enforcement may be limited by bankruptcy, insolvency, or other applicable laws affecting generally the enforceability of creditors’ rights and by limitations on the availability of equitable remedies.
     (d) After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.
     6. Reference to and Effect on the Credit Agreement.
          6.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference to the Credit Agreement in each Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.
          6.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Credit Documents shall remain unaltered and in full force and effect and shall be binding upon the Credit Parties in all respects and are hereby ratified and confirmed.
          6.3 Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (a) any right, power or remedy of any Lender or Agent under the Credit Agreement or any of the Credit Documents, or (b) any Default or Event of Default under the Credit Agreement.
     7. Ratification of Credit Documents. Except as expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment. This Amendment, including, without limitation, the recitals, covenants, representations, warranties and other terms and provisions contained herein shall constitute a Credit Document.
     8. Collateral. Each Credit Party hereby confirms and agrees that (i) all security interests and liens granted to Agent, for the benefit of Lenders, under the Credit Documents continue in full force and effect and shall continue to secure the Obligations of all Credit Parties and (ii) such liens and security interests include an assignment of Holdings’ rights and remedies under the Change of Control Transaction Documents. All Collateral remains free and clear of any liens other than liens in favor of Agent, except for Permitted Liens. Except as specifically set forth herein, nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Agent’s existing security interest in and liens upon the Collateral. Each Credit Party confirms that its grant of a security interest in the Collateral is meant to secure all of the Obligations to all the Secured Parties.
     9. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
     10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.
     11. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
[signature pages to follow]

     IN WITNESS WHEREOF, the Credit Parties, Agent and the undersigned Lender, have executed this Amendment as of the date first above written.

DTN, INC.

By:	/s/ Richard G. Hallé

Name:	Richard G. Hallé

Title:	CFO

DTN HOLDING COMPANY, INC.

By:	/s/ Richard G. Hallé

Name:	Richard G. Hallé

Title:	CFO

DTN HOLDCO CORPORATION

By:	/s/ Richard G. Hallé

Name:	Richard G. Hallé

Title:	CFO

DTN, LLC

By:	/s/ Richard G. Hallé

Name:	Richard G. Hallé

Title:	CFO

DTN INFORMATION SERVICES LLC

By:	/s/ Richard G. Hallé

Name:	Richard G. Hallé

Title:	CFO

KAVOURAS, INC.

By:	/s/ Richard G. Hallé

Name:	Richard G. Hallé

Title:	CFO

FINANCIAL INFORMATION MANAGEMENT, INC.

By:	/s/ Richard G. Hallé

Name:	Richard G. Hallé

Title:	CFO

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and a Lender

By:	/s/ Thomas S. Beck

Name:	Thomas S. Beck

Title:	Duly Authorized Signatory

GLENEAGLES TRADING LLC, as a Lender

By:	/s/ Tara E. Kenny

Name:	Tara E. Kenny

Title:	Assistant Vice President

Shinnecock 2006-1 CLO, as a Lender

By:	/s/ David Spring

Name:	David Spring

Title:	Director

Credit Suisse Alternative Capital, as collateral manager for the following CDO’s and Funds:

CS SLF
Madison Park Funding
Atrium IV
Castle Garden
Madison Park Funding V Ltd.
Madison Park Funding VI Ltd.
KC CLO II Public Limited Co.

By:	/s/ Thomas Flannery

Name:	Thomas Flannery

Title:	Authorized Signatory

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

MARQUETTE PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as its Portfolio Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

CUMBERLAND II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

MUIRFIELD TRADING LLC, as a Lender

By:	/s/ Tara E. Kenny

Name:	Tara E. Kenny

Title:	Assistant Vice President

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

BURR RIDGE CLO Plus LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

BRYN MAWR II CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

BRIDGEPORT II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

Feingold O’Keefe Capital, LLC as collateral manager for:

Avery Street CLO, LTD, as a Lender

By:	/s/ Scott D’Orsi

Name:	Scott D’Orsi

Title:	P.M.

GANNETT PEAK CLO I, LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn

Title:	Vice President

NAVIGATOR CDO 2003, LTD., as a Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ Mary R. Stone

Name:	Mary R. Stone

Title:	Authorized Signatory

NAVIGATOR CDO 2004, LTD., as a Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ Mary R. Stone

Name:	Mary R. Stone

Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ Mary R. Stone

Name:	Mary R. Stone

Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ Mary R. Stone

Name:	Mary R. Stone

Title:	Authorized Signatory

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner [LENDER], as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

HUDSON STRAITS CLO 2004, LTD.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Sanjai Bhonsle

Name:	Sanjai Bhonsle

Title:	Authorized Signatory

Gale Force 1 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Sanjai Bhonsle

Name:	Sanjai Bhonsle

Title:	Authorized Signatory

Gale Force 2 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Sanjai Bhonsle

Name:	Sanjai Bhonsle

Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2002-I LTD
By: Gulf Stream Asset Management LL As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

Pioneer Floating Rate Trust, as a Lender

By:	/s/ M. Jason Blackburn

Name:	M. Jason Blackburn

Title:	Treasurer

First Trust/Highland Capital Floating Rate Income Fund, as a Lender

By:	/s/ M. Jason Blackburn

Name:	M. Jason Blackburn

Title:	Treasurer

ROCKWALL CDO LTD.
By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Loan Star State Trust
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Highland Floating Rate
Advantage Fund, as a Lender

By:	/s/ M. Jason Blackburn

Name:	M. Jason Blackburn

Title:	Treasurer

HIGHLAND FLOATING RATE FUND, as a Lender

By:	/s/ M. Jason Blackburn

Name:	M. Jason Blackburn

Title:	Treasurer

Jasper CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Emerald Orchard Limited, as a Lender

By:	/s/ Arlene Arellano

Name:	Arlene Arellano

Title:	Authorized Signatory

Red River CLO Ltd.
By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

SEI Institutional Managed Trust-Enhanced Income Fund, as a Lender

By:	/s/ M. Jason Blackburn

Name:	M. Jason Blackburn

Title:	Treasurer

Grayson CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Highland Offshore Partners, L.P.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Eastland CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Highland Credit Opportunities CDO Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Brentwood CLO Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Highland Credit Strategies Fun, as a Lender

By:	/s/ M. Jason Blackburn

Name:	M. Jason Blackburn

Title:	Treasurer

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Liberty CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc. Its General Partner, as a Lender

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

LightPoint CLO 2001-01, Ltd.
LightPoint CLO III, Ltd.
LightPoint CLO IV, Ltd.
LightPoint CLO V, Ltd.
LightPoint CLO VII, Ltd.
Premium Loan Trust I, Ltd.
Marquette Us European CLO, p.l.c.

By:	/s/ Colin Donlan

Name:	Colin Donlan

Title:	Senior Vice President

Feingold O’Keeffe Capital, LLC as collateral manager for:

Lime Street CLO, LTD, as a Lender

By:	/s/ Scott D’Orsi

Name:	Scott D’Orsi

Title:	P.M.

MCDONNELL LOAN OPPORTUNITY II LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn

Title:	Vice President

Grand Central Asset Trust, HLD Series, as a Lender

By:	/s/ Elizabeth Heisler

Name:	Elizabeth Heisler

Title:	AS ATTORNEY-IN-FACT

Grand Central Asset Trust, PFD Series, as a Lender

By:	/s/ Elizabeth Heisler

Name:	Elizabeth Heisler

Title:	AS ATTORNEY-IN-FACT

ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel

Title:	Managing Director

Granite Ventures II Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Granite Ventures III Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Stone Tower CLO II Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Stone Tower CLO III Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Stone Tower CDO II Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Stone Tower CLO V Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Granite Ventures I Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Stone Tower CLO VII Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Cornerstone CLO Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

Stone Tower CLO IV Ltd.
By: Stone Tower Debt Advisors LLC, As its collateral manager

By:	/s/ Michael W. DelPercio

Name:	Michael W. DelPercio

Title:	Authorized Signatory

T2 Income Fund CLO I, Ltd.
As Lender

By: T2 Advisors, LLC As Collateral Manager

By:	/s/ Saul Rosenthal

Name:	Saul Rosenthal

Title:	President

WhiteHorse I, Ltd. And
WhiteHorse II, Ltd.
By: WhiteHorse Capital Partners, L.P. As collateral manager
By: WhiteRock Asset Advisor, L.L.C., its G.P.

By:	/s/ Ethan Underwood

Name:	Ethan Underwood

Title:	Manager

WIND RIVER CLO I LTD.
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn

Title:	Vice President

WIND RIVER CLO II — TATE INVESTORS, LTD.
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn

Title:	Vice President

MADELEINE L.L.C., as a Lender

By:	/s/ Kevin P. Genda

Name:	Kevin P. Genda

Title:	Senior Managing Director